UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2012

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release of Panera Bread Company (the “Company”) dated February 7, 2012 announcing the Company's financial results for the fiscal fourth quarter and fiscal year ended December 27, 2011 and describing the Company's earnings targets for the first quarter and full year of fiscal 2012.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2012, Jeffrey W. Kip, Executive Vice President and Chief Financial Officer of the Company tendered his resignation to the Company.  Mr. Kip's decision to resign was based on his acceptance of the position of Executive Vice President and Chief Financial Officer with IAC/Interactive Corp.  Mr. Kip's resignation will be effective on March 15, 2012 (the “Effective Date”), and he will continue to serve as an employee of the Company and as its principal financial officer through the Effective Date.
A copy of the press release issued by the Company on February 7, 2012, which includes a discussion of Mr. Kip's resignation, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure

The Company will host a conference call that will be broadcast on the Internet at 8:30 A.M. Eastern Time on Wednesday, February 8, 2012 to discuss the Company's financial results for the fourth quarter and full year of fiscal 2011, earnings targets and business outlook for the first quarter and full year of fiscal 2012, and preliminary comparable net bakery-cafe sales results for the first 41 days of the first quarter of fiscal 2012. Investors can access the call at http://www.panerabread.com/investor. Access to the call will be made available for 14 days after the call and the release will be archived for one year.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Exhibit
99.1	Press Release, dated February 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	February 7, 2012	By:	/s/ William W. Moreton
		Name:	William W. Moreton
		Title:	President,
Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated February 7, 2012

Exhibit 99.1
PRESS RELEASE